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Exhibit 10.21

DATED	2001

MWB BUSINESS EXCHANGE LIMITED
-to -
SEEBEYOND (UK) LIMITED
-and -
SEEBEYOND TECHNOLOGY CORPORATION

counterpart/

UNDERLEASE

-of -
Fourth, Fifth and Sixth Floors at
One Hundred Square, The Ring, Bracknell, Berkshire

TAYLOR JOYNSON GARRETT
Carmelite 50 Victoria Embankment Blackfriars London EC4Y 0DX Telephone 020-7300 7000 Facsimile 020-7300 7100 DX 41 London

THIS LEASE is made on                            2001
 BETWEEN

(1)
MWB BUSINESS EXCHANGE LIMITED (company number 3195480) whose registered office is at 179 Great Portland Street, London (the "Landlord");

(2)
SEEBEYOND (UK) LIMITED (company number 03083353) whose registered office is at Mizuno House, 612 Reading Road, Winnersh, Wokingham, Berks RG41 5HE (the "Tenant"); and

(3)
SEEBEYOND TECHNOLOGY CORPORATION (a corporation registered in the State of California, U.S.A and whose address is 404 East Huntington Drive, Monrovia, California 91016 (the "Surety").

AGREED TERMS

1.    Definitions

        In this Lease where the context admits:

  "Accountant" means such chartered or certified accountant as the Landlord may from time to time appoint and who may be an employee of the Landlord;

  "Accounting Period" means the annual period commencing on 1 January and expiring in 31 December or such other annual period as the Landlord shall in its discretion determine;

  "Agreement for Lease" means the agreement to grant this Lease dated 9 February 2001 and made between the original parties to this Lease;

  "Bank" means Barclays Bank PLC or the bank which is the successor to the business of that bank or if any such bank ceases to trade in circumstances that no one bank succeeds to that business such member of the Committee of London Clearing Bankers as the Landlord nominates;

  "Base Rate" means the published base rate from time to time of the Bank but if no such rate shall be published two per centum above the rate paid by the Bank from time to time on deposits of the minimum sum accepted at interest for repayment on seven days' notice;

  "Basic Rent" means SIX HUNDRED AND NINETY SEVEN THOUSAND AND FIVE POUNDS (£697,005) per annum subject to review under the provisions of clause 4;

  "Building" means the building known as 100 Square, The Ring, Bracknell, Berkshire as demised by and more particularly described in the Headlease and edged blue on Plan I;

  "Common Parts" means the pedestrian ways, forecourts, car parks, loading bays, service roads, halls, landings, lifts, lift shafts, staircases, passages and other areas which are from time to time during the Term available for common use and enjoyment by the tenants and occupiers of the Building;

  "Conduits" means all sewers, drains, pipes, gullies, gutters, ducts, mains, watercourses, channels, subways, wires, cables, conduits, flues, fibre optic cables and other conducting media of whatsoever nature;

  "Headlease" means the lease dated 8 June 1989 and made between Guidefront Limited (1) Oracle Corporation UK Limited (2) and Oracle Systems Corporation (3) and any document which is made supplemental thereto (whether or not expressed to be so) or which may effect any variation to it;

  "Head Landlord" means the person entitled to the benefit of the reversion expectant upon the determination of the Headlease;

  "Insurance Rent" means a fair proportion to be determined by the Landlord's Surveyor (whose decision shall be final and binding save in the case of manifest error) of the aggregate of:

  (a)
  the sums payable from time to time by the Landlord to the Head Landlord pursuant to clause 2(2) of the Headlease (or if the Headlease shall determine for any reason whatsoever such sums as would have been payable but for such determination); and

  (b)
  the gross insurance premiums chargeable to the Landlord from time to time for effecting and maintaining property owner's liability and such other insurances in respect of the Building as the Landlord may from time to time reasonably deem necessary or prudent to effect:

  "Insured Risks" means the risks for the time being covered by insurance effected or covenanted to be effected pursuant to the Headlease;

  "Interest" means interest at the annual rate of three per centum above the Base Rate for the time being compounded with rests on each quarter day and any covenant to pay Interest shall be a covenant to pay Interest at the said rate both before and after judgment;

  "Interim Service Charge" means such sum as the Landlord's Surveyor certifies to be the likely amount of the Service Charge due in respect of each Accounting Period;

  "Landlord" includes the person for the time being entitled to the reversion immediately expectant on the termination of the Term;

  "Landlord's Expenses" means the costs charges commissions premiums fees interest and other expenditure paid or incurred or deemed to be paid or incurred by the Landlord in respect of or incidental to all or any of the Services or otherwise required to be taken into account for the purpose of calculating the Service Charge but which shall exclude any expenses incurred by the Landlord in its initial refurbishment of the Building and the Common Parts;

  "Landlord's Surveyor" means the person from time to time appointed by the Landlord to act as its surveyor for any purpose under this Lease who may be the Landlord or a person in the employment of the Landlord and who shall be an Associate or Fellow of the Royal Institution of Chartered Surveyors and suitably qualified given the nature of the Building;

  "this Lease" means this lease and any document which is made supplemental hereto or which is entered into pursuant to or in accordance with the terms hereof;

  "Permitted Part" means any whole floor or floors of the Premises;

  "Plant" means all mechanical electrical and other plant machinery and equipment in use for common benefit serving the Building from time to time including without prejudice to the generality of the foregoing the following:

  (a)
  goods and passenger lifts, lift shafts, escalators;

  (b)
  heating, cooling, lighting, air conditioning equipment;

  (c)
  cleaning equipment and equipment for the collection, treatment, packaging and disposal of refuse;

  (d)
  internal and public telephones, public address systems and closed circuit television;

  (e)
  fire precaution equipment and fire and burglar alarm systems; and

  (f)
  stand-by and emergency systems;

  "Plan" means the plans annexed upon which all delineations are for identification only;

  "Planning Acts" means the Town and Country Planning Act 1990 the Planning (Listed Buildings and Conservation Areas) Act 1990 the Local Government Planning and Land Act 1980 the Planning (Hazardous Substances) Act 1990 the Environmental Protection Act 1990 the Planning (Consequential Provisions) Act 1990 the Planning and Compensation Act 1991 the Environment Act 1995 and any statutory modification or re-enactment of the same for the time being in force and "planning permissions" means any permission consent or approval given thereunder and "development" has the same meaning as in the Planning Acts;

  "Premises" means the fourth, fifth and sixth floors of the Building as shown edged red on the Plans numbered 2, 3 and 4 and includes:

  (a)
  the floor and ceiling finishes but not any other part of the floor slabs and ceiling slabs forming the boundary of the Premises;

  (b)
  the inner half severed medially of the internal non-loadbearing walls that divide the Premises from any other parts of the Building;

  (c)
  the interior plaster and decorative finishes of all walls forming the boundary of the Premises;

  (d)
  the doors and windows and door and window frames at the Premises (but not any glass panelling separating the Premises from the atrium of the Building);

  (e)
  those Conduits and any other equipment and apparatus which are within and exclusively serve the Premises;

  (f)
  all Landlord's fixtures and fittings in or forming part of the Premises; and

  (g)
  any additions alterations and improvements to the Premises,

  but excludes the roof and the roof space foundations and all external structural or loadbearing walls columns beams and supports and all tenant's and trade fixtures and fittings;

  "Rent Commencement Date" means

  "Reserved Rents" means the rents from time to time payable in accordance with clause 3;

  "Retained Parts" means the parts of the Building that are not let or constructed or adapted for letting including such parts of the structure walls foundations and roofs of the Building not included in the Premises or demised by leases or other premises in the Building;

  "Review Dates" means 26 October 2003 and 26 October 2008 and "Review Date" shall be construed accordingly;

  "Service Charge" means such fair and reasonable proportion of the Landlord's Expenses as the Landlord's Surveyor in his reasonable discretion deems appropriate from time to time;

  "Services" means the services facilities and amenities specified in part 2 of schedule 3;

  "Surety" in the case of individuals includes their personal representatives;

  "Tenant's Works" means the works to the Premises defined as the "Tenant's Works" in the Agreement for Lease;

  "Term" means the term of years from and including                                                 up to and including 24 October 2013; and

  "Tenant" includes the successors in title of the Tenant.

Bracknell Forest Site Plan

Oracle Centre
Fourth Floor—Existing Layout Floor Plan

Oracle Center
Fifth Floor Plan—Existing Layout

Oracle Corporation
The Ring
Sixth Floor—Existing Layout Floor Plan

2.    Interpretation

2.1    Access and Rights

        References to any right of the Landlord to have access to or other rights over the Premises shall be construed as extending to the Head Landlord and any mortgagee or receiver of the Landlord or any superior interest in the Premises and to all persons authorised by the Landlord the Head Landlord mortgagee or receiver.

2.2    Act or default of the Tenant

        References to the "act of default of the Tenant" or words to similar effect shall be construed as including any omission of the Tenant and any act default or omission of a sub-tenant of the Tenant or anyone else at the Premises with the Tenant's actual or implied authority.

2.3    Approvals of any superior landlord and mortgagee

        Any provision in this Lease requiring the consent or approval of the Landlord shall be construed as also requiring the consent or approval of any mortgagee of the Landlord or any superior interest in the Premises and the Head Landlord where such consent shall be required.

2.4    Consent of the Landlord

        References to "consent of the Landlord" or words to similar effect mean a consent in writing signed by or with the express authority of the Landlord and references to "approved" and "authorised" or words to similar effect mean approved or authorised in writing by or with the express authority of the Landlord.

2.5    Gender and number

        Words importing one gender include all other genders and words importing the singular include the plural and vice versa.

2.6    Headings

        Any marginal notes footnotes headings index and underlinings shall not affect the construction of this Lease.

2.7    Joint and Several

        Where the Landlord the Tenant or the Surety for the time being are two or more persons obligations expressed or implied to be made by or with such party shall be deemed to be made by or with such persons jointly and severally.

2.8    Last year and expiration of the Term

        References to "the last year of the Term" include the last year of the Term howsoever determined and references to "the expiration of the Term" shall include all other means of determination of the Term.

2.9    Not to permit or suffer

        Any covenant by the Tenant not to do an act or thing shall be construed as including an obligation not to permit or suffer such act or thing to be done by another person.

2.10    Statute

        Any reference to a specific statute includes:

  (a)
  any statutory extension modification or re-enactment of such statute (whether before or after the date of this Lease); and

  (b)
  any regulation or order made under any statute,

and any general reference to "statute" or "statutes" includes any statute or statutes for the time being in force whether enacted before or after the date of this Lease and any regulations or orders made under such statute or statutes and all European Union treaties regulations directives and decisions whether implemented in the United Kingdom or not.

2.11    Head Landlord

        Any reference to the Head Landlord includes the Landlord's immediate reversioner (and any superior landlords) at any time and performance of a landlord's covenant in this Lease by the Head Landlord shall be treated for all purposes as though such covenant had been performed by the Landlord.

3.    Demise and Rent

        The Landlord demises the Premises to the Tenant TOGETHER WITH all rights specified in part 1 of schedule 1 but EXCEPTING AND RESERVING the rights specified in part 2 of schedule 1 SUBJECT so far as the same now affect the Premises and are still subsisting and capable of being enforced to the covenants or other matters specified in schedule 2 TO HOLD the Premises subject as aforesaid unto the Tenant for the Term YIELDING AND PAYING unto the Landlord during the Term:

  (a)
  yearly and proportionately for any fraction of a year the Basic Rent and from and including each Review Date such yearly rent as shall become payable under and in accordance with clause 4 such Basic Rent to be paid by equal quarterly payments in advance on the usual quarter days in every year the first of such payment being (if necessary) a proportionate payment in respect of the period from and including the Rent Commencement Date to the next following quarter day to be made on the date hereof;

  (b)
  UPON DEMAND by way of further rent:

  (i)
  such Service Charge and Interim Service Charge as shall become payable under and in accordance with schedule 3;

  (ii)
  the Insurance Rent;

  (iii)
  the sums referred to in clause 5.2 and all reasonable and proper fees costs charges and expenses on a full indemnity basis incurred in the recovery or attempted recovery of any arrears of the Reserved Rents or the remedy of any breach of covenant by the Tenant or the termination of this Lease whether or not the Tenant is granted relief by agreement or by the Court;

  (iv)
  any other monies properly payable by the Tenant to the Landlord under this Lease; and

  (v)
  any Value Added Tax which may be chargeable on any of the Reserved Rents or other sums reserved or payable under this Lease.

4.    Rent Review

4.1    New Basic Rent

        The Basic Rent shall be reviewed at each Review Date and a revised rent as hereinafter defined shall be ascertained and if the revised rent shall be greater than the Basic Rent payable (but for the suspension of the whole or any part of the Basic Rent) immediately prior to the relevant Review Date then the revised rent shall be the Basic Rent as from the relevant Review Date but if the revised rent shall be equal to or less than the Basic Rent payable immediately prior to the relevant Review Date then the rent payable hereunder prior to the relevant Review Date shall continue to be the Basic Rent (subject to further review if applicable).

4.2    Revised Rent

  (a)
  The revised rent shall be the annual market rent at which the Premises might reasonably be expected to be let with vacant possession at the relevant Review Date in the open market by a willing lessor to a willing lessee for a term equivalent to the longer of the then residue of the Term or 10 years and otherwise upon the same terms as this Lease (save as regards the amount of the Basic Rent but including these provisions for reviewing the rent) without payment of any premium there being disregarded:

  (i)
  any effect on rent of any goodwill attached to the Premises by reason of the carrying on thereon of the business of the Tenant or its predecessor in title of that business or other lawful occupiers;

  (ii)
  any effect on rent of the fact that the Tenant or any lawful subtenant has been in occupation of the Premises;

  (iii)
  the effect on rent of any improvements lawfully carried out to the Premises during the Term by or under the Tenant or any lawful sub-tenant and with the written consent of the Landlord except any improvements:

  (A)
  the cost of which the Landlord has reimbursed or is liable to reimburse; or

  (B)
  effected in pursuance of a requirement of this Lease or the agreement between the parties for the grant of this Lease or otherwise in pursuance of an obligation to the Landlord;

    (iv)
    the Tenant's Works and the obligation to reinstate the Tenant's Works contained in clause 5.91(f);

    (v)
    any effect on rent of the likelihood of there being a rent-free period granted to a new tenant taking the Premises reflecting a proper period for fitting out purposes and upon the supposition (if not the facts):

    (A)
    that the Tenant had complied with all repairing and decorating and other covenants herein imposed on the Tenant;

    (B)
    that the Premises had been fully equipped with tenant's fixtures and fittings and are fit and available for immediate occupation and use.

  (b)
  The Landlord and the Tenant shall endeavour to agree the revised rent at any time not being earlier than six months before the relevant Review Date but if they shall not have agreed the revised rent two months prior to the relevant Review Date then either the Landlord or the Tenant may refer the matter to a single arbitrator to be appointed by the President for the time being of the Royal Institution of Chartered Surveyors on the application of either the Landlord or the Tenant whose award (including any award of costs) shall be final and binding on the parties hereto (such reference to arbitration to be in accordance with the provisions of the Arbitration Act 1996) provided that time shall not be of the essence in agreeing or determining the revised rent.

4.3    Late Review

  (a)
  If the revised rent shall not have been agreed or determined by the relevant Review Date the Tenant shall continue to pay the Basic Rent at the rate reserved immediately before the relevant Review Date and shall pay the arrears of the difference between the rent at such rate and the revised rent on the quarter day next following the agreement or determination of the revised rent.

  (b)
  If the revised rent shall not have been agreed or determined one month after the relevant Review Date the Tenant shall pay interest on the arrears of the difference between the rent at the rate reserved immediately before the relevant Review Date and the revised rent the interest to be paid on the quarter day next following the agreement or determination of the revised rent in respect of the period from one month after the relevant Review Date to the date of payment of the said arrears and for the purposes of this sub-clause only the interest shall be at the rate of Base Rate.

4.4    Memorandum

        As soon as the revised rent shall have been agreed or determined as aforesaid a memorandum of such revised rent signed by the Landlord and the Tenant shall be endorsed on or annexed to this Lease and the counterpart thereof.

4.5    Intermediate Rent Review

        If at any time or times during the Term ascertainment of the rent payable hereunder in manner above provided or recovery of the revised rent shall in any respect not be lawful so that the Landlord is precluded or would if the Landlord had taken the necessary steps to secure a rent review (assuming that were lawful) be precluded from receiving the revised rent as from the relevant Review Date the Landlord shall be entitled at any time after the date when ascertainment or recovery or increase again becomes lawful (but without prejudice to its right if any to recover any rent the payment of which has only been deferred by law) to have the Basic Rent for the time being payable hereunder reviewed at the date last aforesaid in manner and according to the principles set out above (mutatis mutandis) and the rent so ascertained shall be the Basic Rent payable until the next relevant Review Date or until the Basic Rent payable hereunder shall next be increased (if later).

4.6    Damage to Premises

        If at or immediately prior to the relevant Review Date the Premises shall have been destroyed or damaged then for the purposes of establishing the rack rent in the open market of the Premises under this clause 4 the Premises shall be deemed to have been fully reinstated and rendered fit for occupation and use immediately prior to the relevant Review Date.

5.    Tenant's covenants

        The Tenant hereby covenants with the Landlord as follows:

5.1    Rent

        To pay the Reserved Rents at the time and in manner aforesaid without any deduction or abatement or set off whatsoever.

5.2    Pay Interest

        In the event of any of the Reserved Rents being unpaid more than 14 days after the same shall have become due to pay to the Landlord Interest on the sum or sums outstanding from the due date until payment.

5.3    Pay outgoings

        To pay and discharge all rates taxes assessments outgoings and impositions whatsoever (whether parliamentary parochial or otherwise) which are now or may at any time hereafter be payable in respect of the Premises or on the owner or occupier in respect thereof (and in the case of an assessment which relates to the Premises together with other premises to pay the Landlord a fair proportion (to be reasonably determined by the Landlord) of any such outgoings) but excluding any payable by the Landlord occasioned by any disposition or dealing with or ownership of the reversion to the Premises or the receipt of the Reserved Rents.

5.4    Repair

        To repair maintain cleanse and keep in good and substantial repair and to replace or rebuild where necessary the Premises and all additions and improvements thereto and all appurtenances forming part of the Premises (damage by any of the Insured Risks only excepted) and also when and so often as any Landlord's fixtures belonging to the Premises shall so require to substitute other fixtures of a similar description quality and value to the satisfaction of the Landlord.

5.5    Decorate

        In the year 2004 and every subsequent fifth year of the Term thereafter (or more often if necessary) and also in the last year of the Term (whether determined by effluxion of time or otherwise) to paint with good quality paint redecorate or paper with paper of a suitable quality or otherwise treat as the case may be all internal parts of the Premises previously or usually so treated and to wash down all washable surfaces in a good and workmanlike manner to the reasonable satisfaction of the Landlord such painting and redecorating in the last year of the Term to be in colours previously approved by the Landlord.

5.6    Clean windows

        To clean the interior of the windows of the Premises and the interior of the glass panelling separating the Premises from the atrium of the Building as often as occasion shall require and at least once in every calendar month.

5.7    Party structures

        To contribute and pay a rateable or due proportion (to be reasonably determined by the Landlord's Surveyor) of the sums payable from time to time by the Landlord to the Head Landlord pursuant to clause 4.7 of the Headlease (or if the Headlease shall determine for any reason whatsoever such sums as would have been payable but for such determination) insofar as such sums are not included in Landlords Expenses and to keep the Landlord indemnified against such sums.

5.8    Yield up

        At the expiration or sooner determination of the Term peaceably and quietly to yield up with vacant possession the Premises together with all additions and improvements made thereto in the meantime and in such state and condition as shall in all respects be consistent with a full and due performance by the Tenant of the covenants herein contained and all fixtures and fittings which during the Term may be affixed or fastened to or upon the Premises (tenant's or trade fixtures only excepted provided that if the Tenant removes the same the Tenant shall make good all damage thereby occasioned) provided that if at the expiration or sooner determination of the Term any tenant's or trade fixtures and any furniture or effects belonging to the Tenant shall be left in the Premises the Tenant shall be deemed to have abandoned the same and the Landlord shall be entitled to remove and dispose of the same at the cost of the Tenant and without prejudice to the right of the Landlord to recover any such cost the proceeds of any such sale shall belong to the Landlord.

5.9    Comply with statutes

        At all times during the Term to observe and comply in all respects with the provisions and requirements of any and every statute so far as they relate to or affect the Premises or any additions or improvements thereto or the user thereof for any purpose or the use or employment therein of any person or persons or any fixtures machinery plant or chattels for the time being affixed thereto or being thereupon or used for the purposes thereof and to execute all works and provide and maintain all arrangements which by or under any statute or by any government department local authority or other public authority or duly authorised officer or Court of competent jurisdiction acting under or in pursuance of any statute are or may be directed or required to be executed provided and maintained at any time during the Term upon or in respect of the Premises or any additions or improvements thereto or in respect of any such user thereof or employment (or residence as aforesaid) therein of any person or persons or fixtures machinery plant or chattels as aforesaid whether by the owner or occupier thereof and to indemnify the Landlord against all costs charges and expenses of or incidental to the execution of any works or the provision or maintenance of any arrangements so directed or required as aforesaid and not at any time during the Term to do or omit or suffer to be done or omitted on or about the Premises any act or thing by reason of which the Landlord may under any statute incur or have imposed or become liable to pay any penalty damages compensation costs levy tax (other than on the rent and other sums payable hereunder) charges or expenses.

5.10    Offices and Shops Act etc.

        Without prejudice to any other provision hereof to comply in relation to the Premises with the requirements of the Factories Act 1961 the Offices Shops and Railway Premises Act 1963 the Fire Precautions Act 1971 and the Health and Safety at Work Act 1974 whether imposed by those Acts upon the Landlord or on the Tenant and at all times during the Term to indemnify and keep indemnified the Landlord against the consequence of any breach or non-observance thereof and without prejudice to the generality of the foregoing not to permit or suffer to be working in the Premises at any one time such a number of persons that the requirements as to sanitary conveniences and washing facilities prescribed by the said Act or other Acts will not be complied with.

5.11    Notices

        Within seven days of the receipt of notice of the same to give full particulars to the Landlord of any permission notice order or proposal for a notice or order made given or issued to the Tenant by any government department local or public authority under or by virtue of any statutory powers and if so required by the Landlord to produce such permission notice order or proposal for a notice or order to the Landlord and also without delay to take all reasonable or necessary steps to comply with any such notice or order and also at the joint expense of the Landlord and the Tenant to make or join with the Landlord in making such objections or representations against or in respect of any such notice order or proposal as aforesaid as the Landlord shall deem expedient.

5.12    Planning

  (a)
  At all times during the Term to comply in all respects with the provisions and requirements of the Planning Acts including the payment of any charge or levy thereunder and of all planning permissions so far as the same respectively relate to or affect the Premises or any part thereof or any operation works acts or things already or hereafter to be carried out executed done or omitted thereon or the use thereof for any purpose.

  (b)
  During the Term so often as occasion shall require at the expense in all respects of the Tenant to obtain all such planning permissions and serve all such notices as may be required for the carrying out of any operations on the Premises or the institution or continuance thereon of any use thereof which may constitute development but so that no application for planning permission shall be made without the previous written consent of the Landlord (such consent not to be unreasonably withheld or delayed).

  (c)
  Unless the Landlord shall otherwise direct to carry out and complete before the expiration or sooner determination of the Term;

              (i)  any works stipulated to be carried out to the Premises by a date subsequent to such expiration or sooner determination as a condition of any planning permission for any development commenced by the Tenant or any undertenant before such expiration or determination; and

            (ii)  any development begun by or on behalf of the Tenant upon the Premises in respect of which the Landlord shall or may be or become liable for any charge or levy under the Planning Acts.

  (d)
  If and when called upon so to do to produce to the Landlord or the Landlord's Surveyor all such plans documents and other evidence as the Landlord may reasonably require in order to be satisfied that the provisions of this covenant have been complied with in all respects.

5.13    Inspection

        To permit the Landlord and the Landlord's mortgagees (if any) and their respective surveyors and agents at all reasonable times in the daytime on reasonable prior notice being given (or without prior notice in emergency) to enter the Premises to view the same and examine the state and condition thereof or to take inventories of the fixtures and fittings therein or to make any inspection which may be required for the purposes of the Landlord and Tenant Acts 1927 and 1954 or any other statute for the time being affecting the Premises.

5.14    Repair on notice

        To repair and make good to the reasonable satisfaction of the Landlord's Surveyor all breaches of covenant defects and wants of reparation for which the Tenant may be liable under the covenants herein contained of which notice shall have been given by the Landlord to the Tenant within two calendar months after the giving of such notice (or sooner if requisite).

5.15    Default in repair

        That if the Tenant shall at any time make default in the performance of any of the covenants herein contained relating to the repair decoration cleansing or condition of the Premises of which notice has been given as aforesaid it shall be lawful for the Landlord and the Landlord's mortgagees (if any) or their agents and workmen (but without prejudice to the right of re-entry hereinafter contained) to enter upon the Premises and at the expense of the Tenant to carry out such repairs cleansing or decoration as may be necessary in accordance with the covenants and provisions herein contained and the costs and expenses thereof (including any surveyors or agents fees) shall be paid by the Tenant to the Landlord on demand such sums being recoverable either as a debt or rent in arrears at the option of the Landlord.

5.16    To let boards etc.

        To permit the Landlord or the Landlord's agents at any time within six calendar months next before the expiration or sooner determination of the Term or at any time if the Landlord's interest in the Premises is to be sold to enter upon the Premises and to fix and retain without interference upon any suitable part or parts thereof a notice board or bill for reletting or selling the same provided such notice board or bill shall not unreasonably affect the light or air enjoyed by the Premises and the Tenant will not remove or obscure the same and will permit all persons by order in writing of the Landlord or the Landlord's agents to view the Premises at reasonable hours in the daytime without interruption.

5.17    Cost of consent etc.

        To pay to the Landlord all costs charges and expenses (including legal costs and surveyors and/or agents and/or architects fees) which may be incurred or payable by the Landlord in or in contemplation of any proceedings relating to the Premises under sections 146 and 147 of the Law of Property Act 1925 (whether or not any right of re-entry or forfeiture has been waived by the Landlord or the Tenant has been relieved under the provisions of the said Act) and in connection with the preparation and service of a schedule of dilapidations (whether or not the same is served during or after the expiration or sooner determination of the Term) and in connection with the collection of rent or in connection with or in contemplation of any application by the Tenant to any planning authority or of any application to the Landlord for any consent pursuant to the covenants herein contained and to keep the Landlord fully and effectually indemnified against all costs expenses claims and demands whatsoever in respect of the said applications consents and proceedings.

5.18    Not to vitiate insurance

  (a)
  At all times during the Term to comply with all recommendations from time to time of the appropriate authority in relation to fire precautions affecting the Premises.

  (b)
  Not to do or omit or suffer to be done or omitted any act matter or thing whatsoever the doing or omission of which would make void or voidable any policy of insurance effected subject to normal conditions on the Premises or on the Landlord's fixtures and fittings therein or of any adjoining or contiguous property belonging to the Landlord or the Head Landlord or cause the premiums payable in respect of any insurance effected in relation to the Premises or any adjoining or contiguous premises to be increased beyond the normal rate and without prejudice to the generality of the foregoing not to store or permit to be stored in the Premises anything of a specifically inflammable nature.

  (c)
  In the event of the Premises being destroyed or damaged by any of the Insured Risks to give immediate notice thereof to the Landlord.

  (d)
  In the event of the Premises being destroyed or damaged by any Insured Risk and the insurance money under any insurance against the same effected thereon by the Landlord or Head Landlord being wholly or partly irrecoverable by reason solely or in part of any act or default of the Tenant or any undertenant then and in every such case the Tenant will forthwith (in addition to the Reserved Rents) pay to the Landlord the whole or (as the case may require) a fair proportion of the cost of completely rebuilding and reinstating the same.

5.19    Alterations

        Subject to sub-clauses 5.9 and 5.10 of this clause:

  (a)
  not at any time during the Term to make any alteration or addition to the main electrical installations of the Premises;

  (b)
  not too erect any structure on or make any external or structural addition or alteration to the Premises or to carry out any development in or to the Premises or any part thereof;

  (c)
  not to make any internal non-structural addition or alteration to the Premises without the previous written consent of the Landlord which shall not be unreasonably withheld or delayed;

  (d)
  provided that the Landlord's prior consent shall not be required for internal demountable partitioning provided full details of such partitioning is supplied to the Landlord and the same is removed prior to the determination of the Term and all damage made good;

  (e)
  to pay all costs and expenses incurred by the Landlord (including legal surveyors and architects fees) of or in connection with the grant of any licence or consent to make or carry out any permitted erection addition alteration or development or any improvement which the

    Tenant may be entitled or required to make on or to the Premises under or by virtue of the Landlord and Tenant Acts or any other statute for the time being affecting the Premises and of or in connection with the approval and supervision from time to time of any such work;

  (f)
  at the expiration or sooner determination of the Term unless released wholly or partly from compliance with this covenant by the Landlord in writing at the Tenant's own expense to reinstate make good and restore the Premises wholly or partly as required by the Landlord:

  (i)
  to the same state and condition they were in at the date of the grant of this Lease; and

  (ii)
  to the same state and condition they were in prior to the execution of the Tenant's Works.

    all such works to be carried out with good quality materials and in a proper and workmanlike manner under the supervision of and to the reasonable satisfaction of the Landlord's Surveyor.

5.20    User

  (a)
  Not to use the Premises or permit or suffer the same to be used otherwise than as offices.

  (b)
  Not at any time to use the Premises or allow the same to be used for any auction public meeting exhibition or entertainment or for any illegal or immoral purpose or for any noisy noxious or offensive trade business or occupation nor permit any musical instrument gramophone wireless tape recorder loud speaker or similar apparatus to be played or used thereon so as to be audible from outside the Premises nor permit or suffer the Premises to be used as a residence or sleeping place for any person or persons nor permit or suffer the Premises to be used for the purpose of any betting transaction within the meaning of the Betting Gaming and Lotteries Act 1963 or for gaming within the meaning of the Gaming Act 1968 or any statutory modification or re-enactment thereof with or between persons resorting to the Premises or for the sale of intoxicating liquor (for consumption either on or off the Premises) and not to make or permit or suffer to be made any application for a betting office licence or a licence or registration under the Gaming Act 1968 or any statutory modification or re-enactment thereof in respect of the Premises.

5.21    Nuisance

        Not to do or permit or suffer to be done in or upon the Premises or any part thereof anything which shall or may be or become or cause a nuisance damage annoyance inconvenience disturbance injury or danger to the Landlord or the owners lessees or occupiers of any adjoining or neighbouring premises and to keep the Landlord fully and effectually indemnified against all actions proceedings damages costs expenses claims and demands whatsoever arising out of or in consequence of any breach or non-observance of this covenant.

5.22    Light

        Not to obstruct or suffer to be obstructed any of the windows lights or ventilators belonging to the Premises nor to permit any new window light ventilator passage drainage or other encroachment to be made into or acquired against or over the Premises and in case any encroachment or easement whatsoever shall be attempted to be made or acquired by any person or persons whomsoever to give notice thereof in writing to the Landlord immediately the same shall come to the notice of the Tenant and at the joint cost of the Landlord and the Tenant to do all such things as may be proper for preventing any new encroachment or easement being made or acquired.

5.23    Assignment and underletting

  (a)
  Not to assign or charge or mortgage part only of the Premises nor except as hereinafter permitted to part with or share possession or occupation of the whole or any part thereof nor to hold its interest in the Premises or any part as nominee or upon trust for any third party.

  (b)
  Not to assign the whole of the Premises without first obtaining the prior written consent of the Landlord (which shall not be unreasonably withheld or delayed) and the Landlord and the Tenant agree that for the purposes of section 19(1A) of the Landlord and Tenant Act 1927 the Landlord may (without prejudice to the right of the Landlord to refuse consent on any other reasonable ground) withhold consent to an assignment:

  (i)
  if either of the following circumstances exist at the date of the application for consent:

  (A)
  there is in the reasonable opinion of the Landlord a substantial breach of any of the Tenant's covenants in this Lease;

  (B)
  the proposed assignee is not an acceptable assignee and for the purposes of this paragraph an acceptable assignee shall be a person who in the reasonable opinion of the Landlord will be a respectable and responsible tenant is of sound financial standing and is demonstrably capable of performing the Tenant's covenants in this Lease throughout the residue of the Term;

    (ii)
    if any of the following conditions are not satisfied:

    (A)
    on or before completion of any assignment the Tenant and any guarantor of the Tenant shall have entered into an authorised guarantee agreement in the form set out in schedule 5;

    (B)
    on or before completion of the assignment to it if the Landlord shall reasonably so require the assignee shall have deposited with the Landlord an amount (not exceeding six months' yearly rent payable at the date of the assignment) as security for the performance of the Tenant's covenants in this Lease;

    (C)
    on or before completion of the assignment if the Landlord shall reasonably so require the assignee shall have procured a guarantor or guarantors reasonably acceptable to the Landlord who shall execute and deliver to the Landlord a deed containing direct covenants by such guarantor (or if more than one such guarantor joint and several covenants) with the Landlord in the terms contained in schedule 4.

  (c)
  Not to underlet the whole of the Premises except:

  (i)
  in accordance with the provisions of sub-clause 5.23(e); and

  (ii)
  after having obtained the previous written consent of the Landlord such consent not to be unreasonably withheld or delayed in the case of an underlease of the whole of the Premises which complies with sub-clause 5.23(c)(i).

  (d)
  Not to underlet any part of the Premises other than an underlease of a Permitted Part and provided always that:

  (i)
  each underlease of a Permitted Part shall be in accordance with the provisions of sub-clause 5.23(e) and shall in addition contain appropriate provisions for the full recovery by the underlessor from the undertenant of a fair and reasonable proportion of the underlessor's expenditure on services and insurance; and

  (ii)
  any such underletting shall not be granted without the previous written consent of the Landlord such consent not to be unreasonably withheld or delayed in the case of an underlease of a Permitted Part which complies with sub-clause 5.23(d)(i).

  (e)
  Notwithstanding the provisions of sub-clauses 5.23(c) and (d) not to grant an underlease of the whole of the Premises or a Permitted Part unless:

  (i)
  the underlease contains a declaration by the parties thereto that the provisions of sections 24 to 28 (inclusive) of the Landlord and Tenant Act 1954 (as amended) shall be excluded in relation to the underlease as authorised by a valid Court Order made pursuant to section 38(4) of the Landlord and Tenant Act 1954 (as amended) which shall be obtained produced to and approved by the Landlord before the underlease is granted;

  (ii)
  the underletting shall be at a rent which is not less than the full rack rental value of the premises to be underlet without a fine or premium and payable in advance on the usual quarter days and only one quarter in advance;

  (iii)
  the underlease imposes upon the underlessee covenants conditions and provisions:

  (A)
  for upward only reviews of rent on the same dates and on the same terms as the Review Dates and terms specified by this Lease and occurring at least as frequently as under this Lease;

  (B)
  for re-entry by the underlessor on breach of any covenant by the underlessee;

  (C)
  no less onerous than those imposed upon the Tenant by or pursuant to this Lease (except the covenant to pay the rent reserved by this Lease and in the case of an underlease of a Permitted Part except insofar as inappropriate to an underlease of that Permitted Part);

  (D)
  prohibiting the relevant underlessee from doing or allowing any act or thing on or in relation to the premises to be underlet inconsistent with or in breach of the covenants and conditions imposed upon the Tenant by or pursuant to this Lease; and

  (E)
  prohibiting any assignment underletting or other parting with or sharing of possession or occupation of the whole or part of the premises to be underlet other than (subject to the prior written consent of the Landlord and the underlessor such consent not to be unreasonably withheld or delayed) an assignment of the whole of the premises to be underlet;

    (iv)
    the undertenant has covenanted with the Landlord and the Head Landlord (in such form as the Landlord may reasonably require) in relation to the premises to be underlet to observe and perform the covenants and obligations on the part of the Tenant under this Lease (except the covenant to pay the yearly rent payable under this Lease) and the covenants and obligations on the part of the undertenant to be contained in the proposed underlease throughout the Term of the underlease;

    (v)
    the Landlord has approved the form of the proposed underlease (such approval not to be unreasonably withheld or delayed where such underlease complies with the provisions of this sub-clause 5.23); and

    (vi)
    if the Landlord shall reasonably require it on or before the grant of the underlease one or more guarantors reasonably acceptable to the Landlord shall covenant by way of indemnity and guarantee (if more than one jointly and severally) with the Tenant the Landlord and the Head Landlord in such terms as the Landlord may reasonably require.

  (f)
  In relation to any underlease whether of the whole of the Premises or a Permitted Part:

  (i)
  neither to vary or waive the terms of any underlease without the Landlord's previous consent nor to reduce waive commute set off or otherwise vary whether directly or indirectly the rents reserved by any underlease except in accordance with the rent review provisions thereof;

    (ii)
    if any undertenant breaches any of the covenants conditions agreements and provisions contained or referred to in the underlease forthwith upon discovering the same to take all necessary steps and proceedings to remedy such breach at the Tenant's own expense;

    (iii)
    upon the termination of any underlease (howsoever occurring) not to accept any rent from any undertenant or permit it to hold over or acknowledge any tenancy but forthwith to take all requisite steps at the Tenant's expense to secure possession of the underlet premises;

    (iv)
    not to agree the rent payable under the underlease upon a review of that rent without the Landlord's prior written consent (such consent not to be unreasonably withheld) and if the rent review is determined by a surveyor pursuant to the review provisions of the underlease to procure that the Landlord's reasonable representations as to the rent payable are made to such surveyor.

  (g)
  Notwithstanding anything contained in this Lease the Tenant may without the consent of the Landlord share possession or occupation of the whole or any part of the Premises with any subsidiary for the time being of the Tenant or any holding company of the Tenant or a subsidiary of a holding company of the Tenant (as the expressions "subsidiary" and "holding company" are defined in section 736 of the Companies Act 1985) but only for so long as such relationship exists and provided that no legal estate or tenancy shall be created and the Landlord is provided with full details of the nature and extent of any such sharing or occupation.

  (h)
  Within 21 days of:

  (i)
  the death during the Term of any person who has or shall have guaranteed to the Landlord the payment to the Landlord of the rents and the observance and performance of the covenants on the part of the Tenant herein contained; or

  (ii)
  a person or body (as the case may be) who has guaranteed to the Landlord as mentioned in sub-clause (i) being adjudged a bankrupt or (being a company) going into liquidation (other than a voluntary liquidation for the purposes of amalgamation or reconstruction of a solvent company in respect of which the Landlord's consent has first been obtained such consent not to be unreasonably withheld) or a receiver administrator administrative receiver or other encumbrancer taking possession of or being appointed in respect of the whole or any part of such person's or body's assets or such person or body making any arrangement with creditors for the liquidation of his or its debts by composition or otherwise or any voluntary arrangement as defined in the Insolvency Act 1986 or ceasing or threatening to cease to carry on his or its business as a whole or becoming unable to pay its debts within the meaning of section 123 of the Insolvency Act 1986, then to give notice thereof to the Landlord and if reasonably so required by the Landlord at the expense of the Tenant within a further twenty-one days to procure some other person reasonably acceptable to the Landlord to execute a guarantee in respect of the payment of the rents and the observance and performance of the covenants in such form as the Landlord may reasonably require.

  (i)
  Upon every assignment charge mortgage underlease sub-lease assignment of an underlease or other devolution of the Premises or the Term to give to the Landlord within one month thereafter notice in writing thereof specifying in such notice the name of the assignee or person in whom the Premises or any part thereof may have become vested and also to produce to the Landlord a certified copy of the assignment charge mortgage underlease probate letters of administration or other evidence of the devolution and to pay or cause to be paid to the Landlord's solicitors their then current reasonable fees and disbursements for registration of each such instrument together with the amount of any additional registration fee payable to the order of any superior landlords.

5.24    Signs

        Not to place affix or exhibit or permit to be placed affixed or exhibited to or upon the outside to the Premises or in or upon the windows thereof any aerial sign signboard advertisement hoarding fascia placard bill notice poster or other notification whatsoever.

5.25    Overloading

        Not to suspend or permit or suffer to be suspended any heavy load from the ceilings floors or main structure of the Premises nor to load or to use or permit or suffer to be loaded or used any floor or the structure of the Premises in any manner which will in any way impose a weight or strain in excess of that which the Premises are constructed to bear with due margin for safety or which will in any way strain or interfere with the main supports thereof and to keep the Landlord indemnified from and against all damages costs claims and demands arising out of any breach of this sub-clause.

5.26    Accidents

        To indemnify and keep indemnified the Landlord from liability in respect of any injury to or the death of any person damage to any property (real and personal) the infringement disturbance or destruction of any right easement or privilege or otherwise by reason of or arising directly or indirectly out of the repair state of repair condition or any alteration to or to the use of the Premises or from any act or default of the Tenant's licensees employees servants agents or visitors and from all proceedings costs claims and demands of whatsoever nature in respect of any such liability or alleged liability and to insure and keep insured in the joint names of the Head Landlord the Landlord and the Tenant the third party and property owners liability risks in the Premises and when requested by the Landlord so to do supply evidence of such continuing insurance and the amount of cover maintained which amount shall at the Landlord's reasonable request be increased to such amount as the Landlord may reasonably require provided that the Tenant shall make good any shortfall out of its own moneys.

5.27    VAT

        In addition to the Reserved Rents and other payments of whatsoever nature which are or shall be reserved or which are or may become payable pursuant to the provisions hereof by or on behalf of the Tenant the Tenant shall pay any Value Added Tax which is or may at any time hereafter become payable in respect thereof.

5.28    Rating

        Not to leave the Premises vacant for a continuous period exceeding two months.

5.29    Defective Premises

        To notify the Landlord without delay of any "relevant defect" in the state of the Premises within the meaning of section 4 of the Defective Premises Act 1972 or any statutory modification or re-enactment thereof for the time being in force and to display and maintain all notices and to erect and maintain effective barriers if necessary which may from time to time be required to be displayed or erected on the Premises under the said Act and to indemnify the Landlord against all liability and cost arising in respect of any notice claim or demand costs and proceedings brought thereunder.

5.30    Headlease

        Not to do, omit, suffer or permit in relation to the Premises any act or thing that would or might cause the Landlord to be in breach of the Headlease, or that if done, omitted, suffered or permitted by the Landlord would or might constitute a breach of the covenants on the part of the tenant and the conditions contained in the Headlease.

5.31    Access

        To permit the Landlord and all persons authorised by him, including agents, professional advisers, contractors, workmen and others, to enter the Premises on not less than 48 hours written notice except in emergency for any purpose that is in the reasonable opinion of the Landlord necessary to enable him to comply with the covenants on the part of the tenant and the conditions contained in the Headlease so far as the Tenant does not expressly covenant to observe and perform them.

5.32    Indemnity

        To be responsible for and to keep the Landlord fully indemnified against all damages losses costs and liabilities suffered or incurred by the Landlord arising out of:

  (a)
  any act or default or negligence of the Tenant; or

  (b)
  any breach by the Tenant of the Tenant's covenants in this Lease.

6.    Landlord's covenants

        The Landlord hereby covenants with the Tenant as follows:

6.1    Quiet enjoyment

        That the Tenant paying the Reserved Rents and observing and performing the covenants conditions and agreements hereinbefore contained on the Tenant's part to be observed and performed shall and may quietly enjoy the Premises during the Term without any interruption by the Landlord or any person rightfully claiming under or in trust for the Landlord or by title paramount.

6.2    Enforcement of Headlease covenants

        On the request of the Tenant to take all reasonable steps to enforce the covenants on the part of the Head Landlord contained in the Headlease.

6.3    Consents under the Headlease to be obtained

        To take all reasonable steps at the Tenant's expense to obtain the consent of the Head Landlord whenever the Tenant makes application for any consent required under this Lease where the consent of both the Landlord and the Head Landlord is needed by virtue of this Lease and the Headlease.

6.4    Covenant to pay Headlease rents

        To pay the rents reserved by the Headlease and so far as the Tenant is not liable for such performance under the terms of this Lease to perform the covenants and conditions on the part of the tenant contained in the Headlease.

6.5    Services

        To use all reasonable endeavours to provide the Services as the Landlord may from time to time reasonably consider necessary or desirable in the interests of good estate management provided that the Landlord shall not be liable for any breach of this obligation where the breach arises from:

  (a)
  repair replacement or maintenance of any installations or apparatus; or

  (b)
  damage destruction or breakdown by reason of mechanical or other defect; or

  (c)
  frost or other adverse weather conditions; or

  (d)
  shortage of fuel materials water or labour; or

  (e)
  any other cause beyond the reasonable control of the Landlord, save that the Landlord will use all reasonable endeavours to restore the Services as soon as reasonably practicable.

6.6    Warranties

        To use reasonable endeavours to enforce any guarantee or warranty of which it has the benefit in relation to the Retained Parts of the Common Parts PROVIDED THAT:

  (a)
  the Landlord shall not be obliged to issue proceedings or serve any statutory demands except in relation to defects which in the opinion of the Landlord (acting reasonably) are both significant and material; and

  (b)
  the Tenant shall indemnify the Landlord against a fair and reasonable proportion of the costs property incurred by the Landlord in taking such action.

6.7    Landlord's Expenses

        That the Landlord's Expenses will not include:

  (a)
  any additional or specific fees charges and expenses attributable to the demand or collection of' the rents and other sums from the tenants and other occupiers of the Building;

  (b)
  any fees charges and expenses attributable to the grant of leases of other parts of the Building;

  (c)
  the cost of the review of rents and lettings and re-lettings of any part of the Building;

  (d)
  any costs and expenses properly recoverable by the Landlord under any policy of insurance effected by the Landlord in respect of the building;

  (e)
  the enforcement of covenants of the other tenants or occupiers of the Building;

  (f)
  any expenditure attributable to any lettable areas being unlet or unoccupied;

  (g)
  any sums recovered from any third party pursuant to any warranty or guarantee or contract or covenant in relation to the Building.

7.    Provisos

7.1    Suspension of rent

        If during the Term the Premises shall be destroyed or damaged by an Insured Risk so as to be unfit for occupation or use and the policy or policies of insurance effected shall not have been vitiated or payment of the policy moneys withheld or refused in whole or in part in consequence of any act neglect or default of the Tenant or any undertenant their respective servants agents or licensees the Basic Rent or a fair proportion thereof according to the nature and extent of the damage sustained shall be suspended until either the Premises shall have again been rendered fit for occupation or use by the Tenant or until the end of the period for suspension of the rent provided under the terms of the Headlease whichever is the shorter.

7.2    Termination

        If after the expiration of three years from the date of the total destruction or such damage as to require substantial rebuilding of the Premises the Head Landlord shall have been unable owing to circumstances beyond the Head Landlord's control to rebuild repair or otherwise reinstate the Premises notwithstanding the Head Landlord having used the Head Landlord's best endeavours to do so either the Tenant (unless the Tenant shall have vitiated in whole or in part the policy of insurance maintained pursuant to the provisions of this Lease) or the Landlord shall be entitled at any time thereafter to terminate the Term by six months' written notice to the other to expire at any time and at the expiration of such notice the Term shall cease and determine but without prejudice to any right of action or remedy by either party against the other in respect of any antecedent breach of any of the covenants by the other herein contained (other than any covenant relating to the repair and condition of the Premises) and thereupon the insurance moneys payable under the policy of insurance maintained pursuant to the provisions of this Lease shall belong to the Landlord.

7.3    Landlord's right to forfeit Lease

        If any of the following events occur:

  (a)
  any of the Reserved Rents or other sum due under this Lease are unpaid for 14 days after becoming due (whether formally demanded or not);

  (b)
  there is a breach by the Tenant or the Surety of any covenant or other term of this Lease;

  (c)
  the Tenant or the Surety enters into an arrangement or composition for the benefit of creditors;

  (d)
  the Tenant or the Surety being an individual (or if more than one individual then any one of them);

  (i)
  becomes bankrupt;

  (ii)
  makes an application to the Court for an interim order under Part VIII of the Insolvency Act 1986; or

  (iii)
  a statutory demand under the Insolvency Act 1986 is served on him;

    or

  (e)
  the Tenant or the Surety being a body corporate (or if more than one of them is a body corporate then any one of them):

  (i)
  has a winding-up petition or a petition for an administration order presented against it or applied for by it or the directors or shareholders resolve to present a petition for an administration order or an administration order is made;

  (ii)
  passes a winding-up resolution or enters into liquidation (other than a members voluntary winding up for the purpose of reconstruction or amalgamation with a solvent body corporate); or

  (iii)
  has a receiver or an administrative receiver or a receiver and manager appointed;

    or

  (f)
  execution or distress is levied on the Tenant's goods in the Premises,

    then the Landlord may re-enter the Premises or any part of the Premises in the name of the whole and forfeit this Lease and the tenancy created by this Lease shall immediately come to an end without prejudice to any of the other rights and remedies of the Landlord.

7.4    Landlord's right to carry out works on neighbouring premises

  (a)
  The Landlord shall have the right to alter add to and execute works on neighbouring premises (including for cleaning or building works and other reasonable purposes the erection of scaffolding on any part of the Premises) notwithstanding that any window is obscured or obstructed or that the right of light and air or access to the Premises may be interfered with provided that after completion of such works the access to or amenities of the Premises shall be no less materially convenient than before.

  (b)
  In carrying out such works under clause 7.4(a) the Landlord shall cause as little inconvenience as reasonably practicable to the Tenant of the Premises and shall make good any damage caused thereby to the Premises.

7.5    No planning warranty

        Nothing in this Lease or in any consent granted by the Landlord shall imply a warranty by the Landlord that the Premises may be used for any specific purpose under the Planning Acts.

7.6    Rights and easements

        The operation of section 62 of the Law of Property Act 1925 is excluded from this Lease and the Tenant shall not be entitled to any rights other than those expressly set out in this Lease.

7.7    Accidents

        The Landlord shall not be responsible to the Tenant or the Tenant's licensees servants or agents nor to any other persons for any damage or loss or any accident happening of injury unless arising from any negligent act or omission of the Landlord its agents or employees.

7.8    Compensation

        Any statutory right of the Tenant to claim compensation from the Landlord on vacating the Premises shall be excluded to the extent that the law allows.

7.9    Disputes with adjoining occupiers

  (a)
  Any dispute arising between the Tenant and the tenants or occupiers of any neighbouring premises as to any easement quasi-easement right privilege or Conduit shall be fairly and reasonably determined by the Landlord's Surveyor as soon as reasonably practicable.

  (b)
  Where any issue, question or matter arising out of or under or relating to the Headlease that also affects or relates to the provisions of this Lease is to be determined as provided in the Headlease the determination of that issue, question or matter pursuant to the provisions of the Headlease is to be binding on the Tenant as well as the Landlord for the purposes both of the Headlease and this Lease, provided that this provision is not to apply to the provisions for the review of rent payable under the Headlease.

7.10    Notices

        Section 196 of the Law of Property Act 1925 as amended by the Recorded Delivery Service Act 1962 shall apply to any notice required to be served by this Lease.

8.    Surety's covenants

        In consideration of this Lease having been granted at the request of the Surety the Surety covenants with the Landlord for such time only as Seebeyond (UK) Limited remains bound by the Tenant's covenants in this Lease in the terms of set out in schedule 4.

9.    Governing Law and Jurisdiction

        This Lease shall be governed by and shall be construed in accordance with English law and the parties irrevocably agree to submit to the non-exclusive jurisdiction of the English courts.

10.    Third Party Rights

        This lease creates no rights in any third parties to enforce its terms pursuant to section 1 of the Contracts (Rights of Third Parties) Act 1999.

11.    New Lease

        It is hereby certified that this lease is a new lease for the purposes of the Landlord and Tenants (Covenants) Act 1995.

12.    Effective Date

        The provisions of this deed (other than those contained in this clause) shall not have effect until this deed has been dated.

13.    Exclusion Order

        Having been authorised to do so by an order of the Mayor's and City of London County Court dated                                                 2001 the parties hereby agree that the provisions of sections 24 to 28 (inclusive) of Part II of the Landlord and Tenant Act 1954 (as amended) shall not apply to this Lease.

        This Lease has been executed and delivered as a deed on the date first written above.

SCHEDULE 1
Part 1
Rights Granted

        The Tenant shall be entitled to exercise the following rights in common with the Landlord and all other persons having a like right:

1.
the right to use the Common Parts for all proper purposes in connection with the use and enjoyment of the Premises;

2.
the right to free passage and running of all services through the Conduits situate in the Building that serve the Premises;

3.
the right of support and protection for the benefit of the Premises that is now enjoyed from all other parts of the Building;

4.
the right for the Tenant to use such toilets in the Building as shall be designated from time to time in writing by the Landlord;

5.
subject to any reasonable existing or future regulations made by the Landlord and to any temporary interruption for repairs, alterations or replacements, the right to use for the parking of private motor cars and for no other purpose:

a.
84 parking spaces in the basement car park forming part of the Building; and

b.
2 parking spaces in the directors parking area at lower ground floor level at the front of the Building;

  such spaces to be allocated by the Landlord (acting reasonably) from time to time together with any necessary right of access to and egress from them over such route as the Landlord may from time to time designate;

6.
(subject to obtaining the consent of the Head Landlord) the right to erect and retain a sign indicating the name and business of the Tenant on the exterior facade of the northeast side of the Building at sixth floor level subject to the Landlord first approving in writing:

(a)
the size and style of such sign; and

(b)
the precise location and method of erection of such sign,

  provided that such approval shall not be unreasonably withheld or delayed;

7.
the right to display the Tenant's name on the Landlord's tenant name board in the entrance to the Building in a style previously approved by the landlord (such approval not to be unreasonably withheld).

Part 2
Rights Reserved

1.
The rights of light air and all other easements and rights now or hereafter belonging to or enjoyed by any part of the Building or any neighbouring premises.

2.
The right of support protection and shelter for the benefit of any part of the Building or any neighbouring premises.

3.
Full right and liberty at any time hereafter to build on or otherwise develop or make any alterations or additions or execute any other works to any part of the Building or any neighbouring premises or to erect any new buildings thereon in such manner as the Landlord or the person exercising the right shall think fit notwithstanding the fact that the same may obstruct affect or interfere with the amenity of or access to the Premises or the passage of light and air to the Premises.

4.
The right of free and uninterrupted passage and running of water soil gas electricity and other services in and through the Conduits upon through over or under the Premises.

5.
The right for the Landlord to use for the benefit of any part of the Building or any neighbouring Premises any external fire escape (if any) from time to time during the Term including the right to make physical connections into such external fire escape the Landlord making good all damage thereby caused to the Premises to the reasonable satisfaction of the Tenant.

6.
The right to construct maintain and replace any Conduits for the benefit of all other parts of the Building or any neighbouring premises.

SCHEDULE 2

        The entries in the Property and Charges Registers of title number BK246060 but with the benefit of a Restrictive Covenant Indemnity Policy Number 901Y186696 issued by the Sun Alliance Insurance Group.

SCHEDULE 3
Service Charge

Part 1
Computation and Payment

1.    Certificate of Landlord's Expenses

1.1    Landlord's Expenses.

  (a)
  In any Accounting Period the Landlord's Expenses shall include all costs and expenditure in respect of and incidental to the Services referred to in this schedule whenever paid or incurred whether before or during the Term including such provision for anticipated expenditure as the Landlord's Surveyor shall at its proper discretion reasonably allocate to that Accounting Period.

  (b)
  An expense shall be deemed to be incurred by the Landlord if the Landlord or an employee or Group Company of the Landlord performs any of the following duties:

  (i)
  the supervision and management of the provision of the Services for the Building;

  (ii)
  the preparation of statements or certificates of the Landlord's Expenses; and

  (iii)
  the auditing of the Landlord's Expenses.

1.2    Omissions

        The omission of any item of expenditure from a certificate of the Landlord's Expenses prepared for any Accounting Period shall not preclude the inclusion of such item in a certificate for any subsequent Accounting Period during the Term.

1.3    Issue of certificate

        As soon as reasonably practicable after each Accounting Period the Landlord shall ensure that:

  (a)
  the Accountant issues a certificate containing:

  (i)
  a summary of the Landlord's Expenses for that Accounting Period; and

  (ii)
  a summary of any expenditure that forms part of the Landlord's Expenses in respect of any previous Accounting Period not taken into account in the certificate for any previous Accounting Period; and

  (iii)
  a statement showing the calculation of the Service Charge for that Accounting Period;

  (b)
  a copy of the certificate referred to in 1.3(a) is issued to the Tenant.

1.4    Certificates conclusive

        Any certificate issued by the Accountant or the Landlord's Surveyor in connection with the Landlord's Expenses shall be conclusive as to all matters of fact save in the case of manifest error.

1.5    Inspection

        Within three months after the issue of any certificate in relation to the Landlord's Expenses (but not more than once and by prior appointment only) the Tenant shall be entitled to inspect all vouchers receipts or other evidence of expenditure relating to items comprised in the Landlord's Expenses.

2.    Payment

2.1    Payment of Service Charge

        The Tenant shall pay the Service Charge in respect of each Accounting Period.

2.2    Payment of Interim Service Charge

        For each Accounting Period the Tenant shall pay to the Landlord by equal quarterly payments in advance on the four usual quarter days in every year the Interim Service Charge the first payment being a proportionate sum in respect of the period from and including                        to the next following quarter day to be made on the date of this Lease. If the Interim Service Charge for any Accounting Period is not ascertained and notified to the Tenant by the first quarter day in that period the following provisions shall apply:

  (a)
  until the quarter day following notification of the Interim Service Charge the Tenant shall pay on account a provisional interim charge at the rate previously payable;

  (b)
  on notification of the revised Interim Service Charge the Tenant shall pay to the Landlord the amount by which the revised charge exceeds the amount paid on account; and

  (c)
  on the quarter day following notification of the Interim Service Charge the Tenant shall commence payment of the Interim Service Charge at the revised rate.

2.3    Revision of Interim Service Charge

        The Landlord's Surveyor may revise the Interim Service Charge payable in respect of any Accounting Period to take into account any actual or expected increase in expenditure and as soon as reasonably practicable following any revision the Landlord's Surveyor shall certify the amount of the revised Interim Service Charge.

2.4    Final account and adjustments

  (a)
  The Landlord shall as soon as reasonably practicable at the end of each Accounting Period provide the Tenant with an account of the Service Charge payable in respect of that Accounting Period with credit being given to the Tenant for payments of the Interim Service Charge made on account.

  (b)
  The Tenant shall within seven days of receipt of the account referred to in paragraph 2.4(a) pay to the Landlord the amount by which the Service Charge exceeds payments received by way of Interim Service Charge.

  (c)
  Any overpayment of Service Charge shall be credited against sums due from the Tenant in respect of the following Accounting Period or (in the last year of the Term) shall be set off against any other monies due from the Tenant to the Landlord and the balance (if any) repaid to the Tenant.

Part 2
Services

1.    Repair and Maintenance

1.1
The inspection maintenance repair rebuilding renewal replacement and decoration of the Retained Parts whenever the Landlord reasonably considers appropriate.

1.2
The operation inspection auditing maintenance repair renewal replacement or modification (including in relation to millennium compliance) of the Plant whenever the Landlord reasonably considers appropriate.

1.3
The inspection maintenance repair renewal and replacement of all Conduits excluding those whose maintenance is the responsibility of any tenant in the Building.

1.4
The inspection maintenance renewal and replacement of any fire alarms fire prevention and fire fighting equipment in the Retained Parts.

2.    Provision of Facilities

        The provision and replacement of:

  (a)
  such Plant that the Landlord reasonably considers appropriate for the efficient management and use of the Building or that is required to be maintained by any statutory local public or regulatory or other authority;

  (b)
  lighting to such standard as the Landlord reasonably considers appropriate in the Retained Parts;

  (c)
  central heating and air conditioning to the Premises and the Retained Parts to such temperatures as the Landlord reasonably considers appropriate;

  (d)
  providing a fully functioning lift service;

  (e)
  supplying hot and cold water to the lavatory facilities in the Retained Parts and providing towels, soap, paper and other appropriate supplies;

  (f)
  providing maintaining servicing renewing replacing and keeping in good condition all fixtures fittings furnishings tools and equipment and any other items the Landlord reasonably considers appropriate for performing the Services or for the appearance or upkeep of the Retained Parts;

  (g)
  collecting compacting and disposing or refuse from the Building.

3.    Cleaning

        Cleaning treating and polishing the following to such standard as the Landlord shall reasonably consider adequate:

  (a)
  the Retained Parts; and

  (b)
  the exterior of all windows and window frames on the walls of the Building and the exterior of the glass panelling separating the Premises from the atrium of the Building.

4.    Contracts

        Placing and running contracts for the provision of the Services to the Building.

5.    Gardens

        Planting and landscaping such parts of the Retained Parts as the Landlord reasonably considers appropriate and keeping all gardens and landscaped areas free from weeds and properly attended.

6.    Security

        Policing the Building controlling traffic and pedestrians and providing such security staff as the Landlord reasonably considers fit and proper and providing maintaining replacing and renewing security equipment in the Building.

7.    Employment

        Employing such persons as the Landlord reasonably considers necessary in connection with the provision of the Services including all or any of:

  (a)
  the payment of fees salaries statutory contributions and such other insurance health pension welfare redundancy and similar or ancillary payments and any other payments; and

  (b)
  the provision of uniforms and working clothes for the Landlord's employees.

8.    Fees

8.1
Discharging the proper fees and disbursements of the Landlord's Surveyor the Accountant the Landlord's managing agents appointed form time to time and any other individual firm or company employed by the Landlord from time to time in connection with:

(a)
the supervision and management of the provision of the Services for the building which management charge shall not exceed 10% of the Landlord's Expenses in any one Accounting Period;

(b)
the preparation of statements or certificates of the Landlord's Expenses; and

(c)
the auditing of the Landlord's Expenses.

8.2
Discharging the fees of the Landlord or a Group Company incurred in respect of any of the matters referred to in clauses 8.1(a) (b) and (c) that are undertaken by the Landlord or an employee or a Group Company.

9.    Notices

        Providing erecting maintaining and replacing notice boards notices and such other signs in the Building as the Landlord reasonably considers appropriate.

10.    Outgoings

        Discharging all payments due in respect of:

  (a)
  the supply of electricity gas or other fuel for the provision of the Services and for all purposes in connection with the Retained Parts; and

  (b)
  the Landlord's liability to contribute towards the expense of making repairing maintaining rebuilding and cleaning any ways roads pavements structures and Conduits that are appurtenant to the Building or used for the Building in common with any adjoining or neighbouring property; and

  (c)
  existing or future taxes rates charges duties assessments impositions and outgoings whatsoever in respect of the Retained Parts; and

  (d)
  interest and fees in respect of monies borrowed to finance the provision of the Services; and

  (e)
  property owner's liability and such other insurance as the Landlord may from time to time deem necessary to effect

11.    Administration

        Administering and managing the Building and performing the Landlord's other obligations in this Lease.

12.    Statutory requirements

        Taking all steps which the Landlord shall reasonably consider appropriate for complying with making representations against or otherwise contesting any Planning Act or other statute bylaw or notice relating to or alleged to relate to the whole or any part of the Building which is not the liability of any tenant of the Building.

13.    Nuisance

        Abating any nuisance affecting the Building.

14.    Other Services

        Any other services provided or works carried out by the Landlord in respect of the Building or any part of it which the Landlord reasonably considers appropriate for the efficient management and use of the Building.

SCHEDULE 4
Covenants by the Surety

Covenant and indemnity by Surety

1.
The Surety hereby covenants with the Landlord as a primary obligation:

(a)
that the Tenant or the Surety shall at all times duly pay the Reserved Rents in the manner and at the times herein specified and shall duly perform and observe all the covenants on the part of the Tenant contained in this Lease until such time either as the Tenant shall have lawfully assigned this Lease or otherwise ceased to be liable for the payment of the Reserved Rents and the performance and observance of the Tenant's covenants contained in this Lease whichever shall be the later; and

(b)
to indemnify the Landlord against all claims demands losses damages liability costs fees and expenses whatsoever sustained by the Landlord by reason of or arising in any way directly or indirectly out of any act or default by the Tenant in the performance and observance of any of its obligations or the payment of any Reserved Rents and other sums.

2.
It is hereby agreed that:

(a)
the Surety is jointly and severally liable with the Tenant (whether before or after any of the events referred to in paragraphs 4(a)(i) 4(a)(ii) and 4(a)(iii) of this schedule) for the fulfillment of all the obligations of the Tenant under this Lease and agrees that the Landlord in the enforcement of its rights hereunder may proceed against the Surety as if the Surety was named as the Tenant in this Lease;

(b)
the Surety shall not claim in any liquidation bankruptcy composition or arrangement of the Tenant in competition with the Landlord and shall remit to the Landlord the proceeds of all judgments and all distributions it may receive from any liquidator trustee in bankruptcy or supervisor of the Tenant and shall hold as trustee for the Landlord in a separate designated trust account for the benefit of the Landlord all security and rights the Surety may have over assets of the Tenant whilst any liabilities of the Tenant or the Surety to the Landlord remain outstanding;

(c)
the Surety hereby waives any right to require the Landlord to proceed against the Tenant or to pursue any other remedy whatsoever which may be available to the Landlord before proceeding against the Surety; and

(d)
the Surety shall not be entitled to participate in any security held by the Landlord in respect of the Tenant's obligations to the Landlord under this Lease or to stand in the place of the Landlord in respect of any such security until all the obligations of the Tenant or the Surety to the Landlord under this Lease have been performed or discharged.

3.
None of the following or any combination thereof shall release determine discharge or in any way lessen or affect the liability of the Surety as principal debtor under this Lease or otherwise prejudice or affect the right of the Landlord to recover from the Surety to the full extent of this guarantee:

(a)
any neglect delay or forbearance of the Landlord in endeavouring to obtain payment of the Reserved Rents or the amounts required to be paid by the Tenant or in enforcing the performance or observance of any of the obligations of the Tenant under this Lease;

(b)
any refusal by the Landlord to accept rent tendered by or on behalf of the Tenant at a time when the Landlord was entitled (or would after the service of a notice under section 146 of the Law of Property Act 1925 have been entitled) to re-enter the Property;

  (c)
  any extension of time given by the Landlord to the Tenant;

  (d)
  to the extent permitted by the Landlord and Tenant (Covenants) Act 1995 any variation of the terms of this Lease or the transfer of the Landlord's reversion or the assignment of this Lease;

  (e)
  any reviews of the rents payable under this Lease;

  (f)
  any change in the constitution structure or powers of either the Tenant the Surety or the Landlord or the liquidation administration receivership or bankruptcy (as the case may be) of either the Tenant or the Surety;

  (g)
  any legal limitation or any immunity disability or incapacity of the Tenant (whether or not known to the Landlord) or the fact that any dealings with the Landlord by the Tenant may be outside or in excess of the powers of the Tenant; or

  (h)
  any other act omission matter or thing whatsoever whereby but for this provision, the Surety would be exonerated either wholly or in part (other than a release under seal given by the Landlord).

4.
The Surety hereby further covenants with the Landlord that:
(a)	(i)	if there shall be a disclaimer or surrender of this Lease whether by a liquidator trustee in bankruptcy the Crown or otherwise;
	(ii)	if this Lease shall be forfeited; or
	(iii)	if the Tenant (being a sole or the last surviving tenant) shall in the case of an individual die or in the case of a company be dissolved or if otherwise the Tenant shall cease to exist.

    then the Surety shall if the Landlord by notice in writing given to the Surety within six months after such disclaimer or other event so requires accept from and execute and deliver to the Landlord a counterpart of a new lease of the Premises for a term commencing on the date of the disclaimer or other event and continuing for the residue then remaining unexpired of the Term such new lease to be at the cost of the Surety and to be at the same Reserved Rents and subject to the same covenants conditions and provisions as are contained in this Lease; and

  (b)
  if the Landlord shall not require the Surety to take a new lease the Surety shall nevertheless upon demand pay to the Landlord a sum equal to the Reserved Rents that would have been payable under this Lease but for the disclaimer or other event in respect of the period (which shall not exceed 6 months) from and including the date of such disclaimer or other event until the Landlord shall have granted a lease of the Premises to a third party.

5.
This guarantee shall enure for the benefit of the successors and assigns of the Landlord under this Lease without the necessity for any assignment thereof.

SCHEDULE 5
Authorised Guarantee Agreement

THIS DEED is made on                                                 200

BETWEEN

(1)
[                                                 ] of [                                                                         ] (the "Landlord"); and

(2)
[                                                 ] of [                                                                         ] (the "Tenant").

INTRODUCTION

(A)
The term granted by the Lease is vested in the Tenant and the Landlord is entitled to the reversion.

(B)
The Lease contains a covenant against assignment without the consent of the Landlord and provides that consent may be given subject to a condition that the Tenant enters into an authorised guarantee agreement (as defined in the Act).

(C)
The Tenant has requested the Landlord's consent to the assignment of the Lease to the Assignee which the Landlord has agreed to grant subject to the completion of this deed pursuant to that condition.

AGREED TERMS

1.
In this deed (including the introduction) the following words and expressions have the following meanings:

  "Act" means the Landlord and Tenant (Covenants) Act 1995;

  "Assignee" means [                                                 ];

  "Lease" means a lease of the Property dated [                                                 ] 200            made between [                                                 ] (1) and [                                                 ] (2); and

  "Property" means [                                                 ].

2.
The Tenant hereby covenants with the Landlord as a primary obligation:

(d)
that the Assignee shall at all times duly pay the rents reserved by the Lease in the manner and at the times therein specified and shall duly perform and observe all the Tenant's covenants contained in the Lease until such time as the Assignee shall be released from those covenants by virtue of the Act; and

(e)
to indemnify the Landlord against all claims demands losses damages liability costs fees and expenses whatsoever sustained by the Landlord by reason of or arising in any way directly or indirectly out of any act or default by the Assignee in the performance and observance of any of the Tenant's covenants contained in the Lease.

3.
None of the following or any combination thereof shall release determine discharge or in any way lessen or affect the liability of the Tenant as principal debtor under this deed or otherwise prejudice or affect the right of the Landlord to recover from the Tenant to the full extent of this guarantee:

(a)
any neglect delay or forbearance of the Landlord in endeavouring to obtain payment of the rents or other amounts reserved by the Lease or in enforcing the performance or observance of any of the obligations of the Assignee under the Lease;

(b)
any refusal by the Landlord to accept rent tendered by or on behalf of the Assignee at a time when the Landlord was entitled (or would after the service of a notice under section 146 of the Law of Property Act 1925 have been entitled) to re-enter the Property;

(c)
any extension of time given by the Landlord to the Tenant or the Assignee;

(d)
to the extent permitted by the Act any variation of the terms of the Lease or the transfer of the Landlord's reversion;

(e)
any reviews of the rent payable under the Lease;

  (f)
  any surrender by the Assignee of part of the Property in which event the liability of the Tenant shall continue in respect of the part of the Property not so surrendered after making any necessary apportionments under section 140 of the Law of Property Act 1925;

  (g)
  any change in the constitution structure or powers of either the Tenant the Surety or the Assignee or the liquidation administration receivership or bankruptcy (as the case may be) of either the Tenant or the Assignee;

  (h)
  any legal limitation or any immunity disability or incapacity of the Assignee (whether or not known to the Landlord) or the fact that any dealings with the Landlord by the Tenant may be outside or in excess of the powers of the Assignee; or

  (i)
  any other act omission matter or thing whatsoever whereby but for this provision, the Tenant would be exonerated either wholly or in part (other than a release under seal given by the Landlord).

4.
The Tenant hereby further covenants with the Landlord that:
(a)	(i)	if there shall be a disclaimer or surrender of the Lease whether by a liquidator trustee in bankruptcy the Crown or otherwise;
	(ii)	if the Lease shall be forfeited; or
	(iii)	if the Assignee (being a sole or the last surviving tenant) shall in the case of an individual die or in the case of a company be dissolved or if otherwise the Assignee shall cease to exist,

    THEN the Tenant shall if the Landlord by notice in writing given to the Tenant within six months after such disclaimer or other event so requires accept from and execute and deliver to the Landlord a counterpart of a new lease of the Property for a term commencing on the date of the disclaimer or other event and continuing for the residue then remaining unexpired of the term such new lease to be at the cost of the Tenant and to be at the same rents and subject to the same covenants conditions and provisions as are contained in the Lease; and

  (b)
  if the Landlord shall not require the Tenant to take a new lease the Tenant shall nevertheless upon demand pay to the Landlord a sum equal to the rents that would have been payable under the Lease but for the disclaimer or other event in respect of the period (which shall not exceed 6 months) from and including the date of such disclaimer or other event until the Landlord shall have granted a lease of the Property to a third party.

5.
This guarantee shall enure for the benefit of the successors and assigns of the Landlord under the Lease without the necessity for any assignment thereof.

6.
Any provision of this deed rendered void by virtue of the Landlord and Tenant (Covenants) Act 1995 section 25 is to be severed from all remaining provisions and the remaining provisions are to be preserved.

7.
If any provision in this deed extends beyond the limits permitted by the Landlord and Tenant (Covenants) Act 1995 section 25 that provision is to be varied so as not to extend beyond those limits.

8.
For the avoidance of doubt the Tenant shall be liable for any costs and expenses properly incurred by the Landlord in enforcing the Tenant's obligations under this deed.

9.
This deed shall be governed by and shall be construed in accordance with English law and the parties irrevocably agree to submit to the non-exclusive jurisdiction of the English courts.

10.
This agreement creates no rights in any third parties to enforce its terms pursuant to section 1 of the Contracts (Rights of Third Parties) Act 1999.

        This deed has been executed and delivered as a deed on the date first written above.

EXECUTED as a deed by SEEBEYOND (UK) LIMITED acting by:	) ) )

/s/ ANDY BALCHIN Director

/s/ DAVE BENNETT Director/Secretary
EXECUTED as a deed by SEEBEYOND TECHNOLOGY CORPORATION acting by:	) ) ) )	/s/ BARRY J. PLAGA

QuickLinks

Bracknell Forest Site Plan
Oracle Centre Fourth Floor—Existing Layout Floor Plan
Oracle Center Fifth Floor Plan—Existing Layout
Oracle Corporation The Ring Sixth Floor—Existing Layout Floor Plan
SCHEDULE 1 Part 1 Rights Granted
Part 2 Rights Reserved
SCHEDULE 2
SCHEDULE 3 Service Charge
Part 1 Computation and Payment
Part 2 Services
SCHEDULE 4 Covenants by the Surety
SCHEDULE 5 Authorised Guarantee Agreement